UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE RBB FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Robeco Investment Funds

Robeco Boston Partners Small Cap Value Fund II
Robeco Boston Partners All-Cap Value Fund
Robeco Boston Partners Long/Short Equity Fund
Robeco Boston Partners Long/Short Research Fund
Robeco WPG Small/Micro Cap Value Fund
Robeco Boston Partners Global Equity Fund
Robeco Boston Partners International Equity Fund
(Investment Portfolios of The RBB Fund, Inc.)

May 21, 2013

Dear Shareholder,

The Robeco Investment Funds of The RBB Fund, Inc. (the "Company") will hold a Special Meeting of Shareholders on June 25, 2013 in Wilmington, Delaware (the "Meeting"). This Special Meeting is being called because the ultimate parent company of Robeco Investment Management, Inc. ("Robeco"), the investment adviser of each of the Robeco Investment Funds, is expected to be sold, which would result in a change of control of Robeco. While the proposed transaction would result in a change of control, Robeco does not expect that it would have any material impact on Robeco's investment philosophy, management approach, staffing or operations or on how Robeco manages each of the Robeco Investment Funds.

The proposed transaction (the "Transaction") involves the sale of 90% plus one share of the outstanding shares of Robeco Groep N.V. ("Robeco Groep") by its current parent company, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. ("Rabobank"), to ORIX Corporation ("ORIX"). Following the Transaction, Robeco will remain a subsidiary of Robeco Groep. Robeco Groep will be owned primarily by ORIX with Rabobank retaining only an interest of 10% minus one share in Robeco Groep. ORIX is an integrated financial services group based in Tokyo, Japan. With operations in 28 countries and regions worldwide, ORIX's activities include corporate financial services, such as leases and loans, as well as automobile operations, rental operations, real estate, life insurance, banking and loan servicing.

The change of control caused by the Transaction will result in the termination of the existing advisory agreements between the Company, on behalf of each of the Robeco Investment Funds named above (each, a "Fund" and, collectively, the "Funds"), and Robeco. For Robeco to continue as the Funds' investment adviser following the closing of the Transaction, the Company is required to seek the approval by the shareholders of the Funds of a new advisory agreement between Robeco and the Company, on behalf of each Fund, that would take effect if the Transaction is completed. The Company's Board of Directors (the "Board of Directors"), whose primary responsibility is to you as shareholders, has evaluated the Transaction and believes that the Transaction will not be adverse to the Funds and Robeco. The Board of Directors also believes that approving a new advisory agreement between Robeco and the Company, on behalf of each Fund, is in the best interests of the Funds and their shareholders. Accordingly, the Board of Directors has unanimously voted to approve a new advisory agreement for the Funds and to recommend that the shareholders of each Fund also approve the new advisory agreement.

The enclosed proxy statement explains the following proposal that the Company's Board of Directors is recommending that shareholders approve at the Meeting:

•  A proposal to approve a new investment advisory agreement between the Company, on behalf of each Fund, and Robeco as a result of the Transaction.

Please note that the terms of the new advisory agreement are substantially similar to the terms of each Fund's current advisory agreement with respect to services provided by Robeco and are identical with respect to the advisory fees payable to Robeco. Also, the Funds will not bear any portion of the costs related to the Transaction.

Thank you for your investment in the Funds. I encourage you to exercise your rights in governing the Funds by voting on the proposal. The Board of Directors recommends that you vote FOR the proposal contained in the proxy statement. Your vote is important. Whether or not you expect to attend the Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Funds to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

Sincerely,

Salvatore Faia
President

IMPORTANT INFORMATION

Q.  Why am I receiving this proxy statement?

A.  ORIX has agreed to purchase from Rabobank 90% plus one share of the issued and outstanding shares of Robeco Groep, Robeco's parent company. While Robeco would continue to be a subsidiary of Robeco Groep after the Transaction, the consummation of the Transaction will result in the change of ultimate control of Robeco. Under federal securities law and the terms of the relevant advisory agreements, a change of control results in the termination of the current advisory agreements. If Robeco is to continue to serve as investment adviser to a Fund following the Transaction, it is necessary for shareholders of the Fund to approve a new advisory agreement for the Fund.

Q.  Who is Robeco Groep and why is it being sold?

A.  Robeco Groep is one of the world's oldest asset management organizations, having been founded in 1929. Robeco Groep is based in Rotterdam, The Netherlands. As of December 31, 2012, Robeco Groep, through its asset management businesses including Robeco, had approximately $249.5 billion in assets under management. Rabobank, which is selling the vast majority of its ownership stake in Robeco Groep, is a global bank based in Utrecht, The Netherlands. Rabobank has stated that it is selling almost all of its interest in Robeco Groep in order to focus its operations on banking rather than asset management. However, Rabobank would continue to own 10% minus one share of the issued and outstanding shares of Robeco Groep. It is expected that Rabobank also would receive shares in ORIX equal to a maximum of approximately 2.5% of ORIX's equity as a part of the purchase consideration for the interest in Robeco Groep that ORIX is acquiring. No assurance can be given that Rabobank will permanently retain its interest in Robeco Groep or ORIX.

Q.  Who is ORIX and why are they acquiring almost all of Robeco Groep?

A.  ORIX is an integrated financial services group based in Tokyo, Japan, providing innovative value-added products and services to both corporate and retail customers. With operations in 28 countries and regions worldwide, ORIX's activities include corporate financial services, such as leases and loans, as well as automobile operations, rental operations, real estate, life insurance, banking and loan servicing.

ORIX has several different business lines operating in the U.S., including through its majority ownership of a U.S.-based investment bank (Houlihan Lokey) and its majority ownership of a U.S.-based investment manager focusing on alternative asset strategies (Mariner Investment Group).

ORIX has stated that it has been seeking to build its presence in the global asset management industry in recent years as part of its business model of combining finance with related services. ORIX has indicated that the rationale for its acquisition of Robeco Groep includes the strength of Robeco Groep's global brand, its diversified range of asset management businesses across asset classes and regions, the breadth of its global distribution network and its experienced investment teams. ORIX is expected to use Robeco Groep as its global platform for growth in global asset management.

Q.  How would this affect my account with the Funds?

A.  The Transaction should not affect your account. You can expect the same level of management expertise and quality shareholder service at the conclusion of the Transaction. ORIX and Robeco Groep have indicated that they expect Robeco to continue to operate without any material changes in governance, people or business activities. Robeco operates in the best interests of the Funds' shareholders, and that focus on the Funds' shareholders would continue. There would be no change in the Funds' or Robeco's investment philosophy or management approach as a result of the Transaction.

Q.  Will the investment advisory fee rate be the same upon approval of the new advisory agreement?

A.  Yes, the investment advisory fee rate applicable to each Fund under the new advisory agreement will be identical to the rate in effect prior to the assignment. The table below shows the contractual rates of the advisory fee payable by each Fund to Robeco under the current advisory agreements and under the new advisory agreement.

	Contractual Advisory Fee (as a percentage of average daily net assets) Under the Current Advisory Agreements	Contractual Advisory Fee (as a percentage of average daily net assets) Under the New Advisory Agreement
Robeco Boston Partners Small Cap Value Fund II	1.00%	1.00%
Robeco Boston Partners All-Cap Value Fund	0.80%	0.80%
Robeco Boston Partners Long/Short Equity Fund	2.25%	2.25%
Robeco Boston Partners Long/Short Research Fund	1.25%	1.25%
Robeco WPG Small Cap/Micro Cap Value Fund	0.90% of the Fund's average daily net assets up to $300 million,
0.80% of the Fund's average daily net assets of $300 million to $500 million, and
0.75% of the Fund's average daily net assets in excess of $500 million	0.90% of the Fund's average daily net assets up to $300 million,
0.80% of the Fund's average daily net assets of $300 million to $500 million, and
		0.75% of the Fund's average daily net assets in excess of $500 million
Robeco Boston Partners Global Equity Fund	0.90%	0.90%
Robeco Boston Partners International Equity Fund	0.90%	0.90%

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

A.  No. These costs ultimately will be borne equally by Rabobank and ORIX.

Q.  What will happen if shareholders of a Fund do not approve the new advisory agreement?

A.  If shareholders of a Fund do not approve the new advisory agreement and the Transaction occurs, then that Fund's advisory agreement will terminate upon the date of the consummation of the Transaction, and the Board of Directors of the Company will consider other alternatives and will make such arrangements for the management of the Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) entering into an interim advisory agreement that will be effective for up to 150 days following the date of the consummation of the Transaction, or the recommendation of one or more other advisers, subject to approval by the Directors and Fund shareholders.

Q.  I have only a few shares — does my vote matter?

A.  Your vote is important. If many shareholders choose not to vote, the Funds might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Funds would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.  What's the deadline for submitting my vote?

A.  We encourage you to vote as soon as possible to make sure that each Fund receives enough votes to act on the proposal. Unless you attend the meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by The RBB Fund, Inc. by 9:00 a.m. Eastern Time on June 25, 2013.

Q.  Who is eligible to vote?

A.  Any person who owned shares of a Fund on the "record date," which was April 26, 2013 (even if that person has since sold those shares).

Q.  How can I vote?

A.  You may vote in any of four ways:

•  Through the Internet. Please follow the instructions on your proxy card.

•  By telephone, with a toll-free call to the phone number indicated on the proxy card.

•  By mailing in your proxy card.

•  In person at the Meeting in Wilmington, Delaware on June 25, 2013.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.  How should I sign the proxy card?

A.  You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer's authority — for example, "Mary Smith, Custodian."

Robeco Investment Funds

Robeco Boston Partners Small Cap Value Fund II
Robeco Boston Partners All-Cap Value Fund
Robeco Boston Partners Long/Short Equity Fund
Robeco Boston Partners Long/Short Research Fund
Robeco WPG Small/Micro Cap Value Fund
Robeco Boston Partners Global Equity Fund
Robeco Boston Partners International Equity Fund
(Investment Portfolios of The RBB Fund, Inc.)

103 Bellevue Parkway, 4th Floor
Wilmington, Delaware 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held June 25, 2013

The RBB Fund, Inc. will host a Special Meeting of Shareholders of the Robeco Investment Funds on June 25, 2013 at the Bellevue Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, at 10:00 a.m. Eastern Time (the "Meeting"). This Special Meeting of the Robeco Investment Funds is being held so that shareholders can consider the following:

1.  A proposal to approve a new advisory agreement between The RBB Fund, Inc., on behalf of the Robeco Investment Funds (each, a "Fund" and, collectively, the "Funds"), and Robeco Investment Management, Inc., each Fund's current investment adviser ("Robeco"), as a result of a proposed transaction involving the sale of Robeco's parent company; and

2.  Any other business that may properly come before the Special Meeting.

The new advisory agreement would take effect only if the proposed sale of Robeco's parent company is consummated.

THE BOARD OF DIRECTORS OF THE RBB FUND, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. APPROVAL OF THE NEW ADVISORY AGREEMENT IS BEING PROPOSED BECAUSE THE CONSUMMATION OF THE PROPOSED SALE OF ROBECO'S PARENT COMPANY WILL RESULT IN THE TERMINATION OF THE EXISTING ADVISORY AGREEMENTS BETWEEN THE RBB FUND, INC. AND ROBECO. APPROVAL OF THE PROPOSAL WILL NOT RESULT IN AN INCREASE IN ANY FUND'S ADVISORY FEE RATE.

Shareholders of record of each Fund at the close of business on the record date, April 26, 2013, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about May 21, 2013 to such shareholders of record.

By Order of the Board of Directors,

Salvatore Faia
President

Wilmington, Delaware
May 21, 2013

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help your Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Robeco Investment Funds

Robeco Boston Partners Small Cap Value Fund II
Robeco Boston Partners All-Cap Value Fund
Robeco Boston Partners Long/Short Equity Fund
Robeco Boston Partners Long/Short Research Fund
Robeco WPG Small/Micro Cap Value Fund
Robeco Boston Partners Global Equity Fund
Robeco Boston Partners International Equity Fund
(Investment Portfolios of The RBB Fund, Inc.)

PROXY STATEMENT

103 Bellevue Parkway, 4th Floor
Wilmington, Delaware 19809

SPECIAL MEETING OF SHAREHOLDERS
June 25, 2013

Introduction

This proxy statement is being provided to you on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the "Meeting") of the Robeco Investment Funds. The following table identifies the proposal set forth in this proxy statement and indicates which Robeco Investment Funds (each a "Fund" and, collectively, the "Funds") are affected by the proposal and whether such Funds vote separately or together on such proposal.

Proposal Number	Proposal Description	Funds
1	Approval of new advisory agreement for the Funds	All Funds (voting separately)

You will find this proxy statement divided into three parts:

Part 1  Provides details on the proposal to approve new advisory agreements (see page 2)

Part 2  Provides information about ownership of shares of each Fund (see page 15)

Part 3  Provides information on proxy voting and the operation of the Meeting (see page 15)

Please read the proxy statement before voting on the proposal. Please call toll-free at 1-800-735-3568 if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the "proxy materials") will be mailed to shareholders beginning on or about May 21, 2013.

Annual and Semi-Annual Reports. The Funds' most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of a report through Robeco's website at www.robecoinvest.com. You may also request a report by calling toll-free at (888) 261-4073.

Important Notice Regarding the Availability of Materials
for the Shareholder Meeting to be Held on June 25, 2013

The proxy statement for the Meeting is available at http://www.kingproxy.com/robeco

PART 1

DESCRIPTION OF PROPOSAL
APPROVAL OF A NEW ADVISORY AGREEMENT
(each Fund voting separately)

Introduction

The Meeting is being called to consider a proposal necessitated by the proposed transaction (the "Transaction") involving the planned sale of 90% plus one share of the issued and outstanding shares of Robeco Groep N.V. ("Robeco Groep") by Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. ("Rabobank") to ORIX Corporation ("ORIX"). Robeco Groep is the parent company of Robeco Investment Management, Inc. ("Robeco"), which serves as the investment adviser to each Fund. Because the consummation of the Transaction will result in Robeco Groep having a new controlling shareholder, it would result in a change of control of both Robeco Groep and Robeco and the automatic termination of the existing advisory agreements between the Company, on behalf of each of the Funds, and Robeco. If the proposal regarding the approval of a new advisory agreement is adopted by the Funds, Robeco would continue to serve as the investment adviser to each Fund following the consummation of the Transaction. The Transaction is not expected to have any material impact on Robeco's investment philosophy, management approach, staffing or operations or on how Robeco manages each Fund.

The form of the new advisory agreement is attached hereto as Exhibit A. The terms of the new advisory agreement are substantially similar to the terms of each Fund's current advisory agreement with respect to services provided by Robeco. In addition, the advisory fees payable to Robeco by each Fund under the new advisory agreement are identical to the advisory fees payable under the existing advisory agreements. The material terms of the new advisory agreement and current advisory agreements are compared below in "Terms of the Existing and New Advisory Agreements."

Your approval of the new advisory agreements would not result in any change in any of the Funds' advisory fee rates.

Information About Robeco

Robeco is a registered investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Robeco is located at 909 Third Avenue, 32nd Floor, New York, New York, 10022 and provides investment management and advisory services to other institutional and proprietary accounts. As described above, Robeco is a wholly-owned indirect subsidiary of Robeco Groep, a Dutch investment management firm which was founded in 1929 and is headquartered in Rotterdam, The Netherlands. Robeco (including through its predecessor firms) has served as each Fund's investment adviser since each Fund's inception.

The Transaction

ORIX and Rabobank have announced that they have entered into a Sale and Purchase Agreement dated February 19, 2013 in which ORIX has agreed to acquire 90% plus one share of the equity in Robeco Groep from Rabobank. Rabobank would retain an interest of 10% minus one share in Robeco Groep. ORIX is expected to issue ORIX treasury stock to Rabobank as part of the acquisition price to be paid, which would result in Rabobank becoming a minority shareholder of ORIX. In addition, ORIX and Rabobank have agreed that Robeco Groep's banking activities, which are based only in the Netherlands, would be transferred to Rabobank with Robeco Groep retaining responsibility for its client service. Closing of the Transaction is subject to legal and regulatory approvals, which are expected to be completed at the beginning of the second half of 2013. The Transaction is not expected to close prior to June 30, 2013. No assurance can be given that Rabobank will permanently retain its interest in Robeco Groep or ORIX.

Information Concerning ORIX

The following information, which has been derived from ORIX's public statements, regulatory filings and similar sources, is intended to give shareholders of the Funds background information concerning ORIX and its various businesses.

ORIX is an integrated financial services group based in Tokyo, Japan, providing innovative value-added products and services to both corporate and retail customers. With operations in 28 countries and regions worldwide, ORIX's activities include corporate financial services, such as leases and loans, as well as automobile operations, rental operations, real estate, life insurance, banking and loan servicing.

ORIX is a joint stock corporation (kabushiki kaisha) formed under Japanese law with its principal place of business at the World Trade Center Buiding, 2-4-1, Hamamatsu-cho, Minato-ku, Tokyo 105-6135, Japan. ORIX was established on

April 17, 1964 in Osaka, Japan as Orient Leasing Co., Ltd. by three trading companies and five banks that included Nichimen Corporation, Nissho Corporation and Iwai Corporation (presently Sojitz Corporation), the Sanwa Bank, Toyo Trust & Banking (presently Mitsubishi UFJ Financial Group), the Industrial Bank of Japan and Nippon Kangyo Bank (presently Mizuho Financial Group, Inc.), and the Bank of Kobe (presently Sumitomo Mitsui Financial Group Inc.). While ORIX maintains business relationships with these companies, they now hold only a limited number of ORIX shares in the aggregate.

ORIX's initial development occurred during the period of sustained economic growth in Japan during the 1960s and the early 1970s. ORIX capitalized on the growing demand in this period by expanding its portfolio of leasing assets. It was also during this time that ORIX's marketing strategy shifted from a focus on using the established networks of the trading companies and other initial shareholders to one that concentrated on independent marketing as the number of ORIX branches expanded. In April 1970, ORIX listed its shares on the second section of the Osaka Securities Exchange. Since February 1973, ORIX's shares have been listed on the first sections of the Tokyo Stock Exchange and the Osaka Securities Exchange. ORIX shares also trade publicly on the New York Stock Exchange in the form of American Depositary Receipts (ADRs).

ORIX today has six business segments: Corporate Financial Services (lending, leasing and the commission business for the sale of financial products); Maintenance Leasing (auto leasing and rentals, car sharing, and leasing and rental of precision measuring equipment and IT-related equipment); Real Estate (real estate development, rental and financing; facility operation; REIT asset management; and real estate investment advisory services); Investment and Operations (loan servicing, environment and energy-related business, and principal investment); Retail (life insurance, banking and card loan business); and Overseas Business (leasing, lending, investment in bonds, investment banking, and ship- and aircraft-related operations in the United States, Asia, Oceania and Europe). ORIX derives approximately 80 percent of its revenues from activities in Japan and the remainder from activities around the world. ORIX has offices in 28 countries and regions, including the United States. Overall, ORIX and its related companies have 18,647 employees (as of September 2012), with approximately 2,480 of those employees, including through majority-owned subsidiaries, based in the United States.

ORIX has acquired several businesses in the United States over the past decade, including the majority ownership of three businesses acquired since 2006. In January 2006, ORIX entered the investment banking field in the United States with the acquisition of Houlihan Lokey Inc. In May 2010, ORIX acquired RED Capital Group, a U.S.-based company that provides financing for multi-family, senior living and healthcare-related real estate development projects in the United States. In December 2010, ORIX acquired Mariner Investment Group LLC, a leading independent SEC-registered hedge fund manager.

Terms of the Sale and Purchase Agreement

The following is a summary of the terms of the Transaction considered relevant to the Funds:

Pursuant to the sale and purchase agreement executed between ORIX and Rabobank as of February 19, 2013 (the "Agreement"), ORIX would acquire from Rabobank 4,084,023 shares of Robeco Groep (the "Shares"), which represent 90% plus one share of the total number of issued shares of Robeco Groep held by Rabobank, and Robeco Groep would become a consolidated subsidiary of ORIX.

The total acquisition amount of the Shares (the "Total Share Amount") was calculated to be approximately 1.935 billion euro as of February 19, 2013, which is the date of execution of the Agreement (approximately $2.6 billion at then-current exchange rates). However, such amount is subject to adjustment depending on a variety of factors, including the financial condition of Robeco Groep as of the end of the month immediately preceding the month in which the date of transfer of the Shares falls. ORIX is expected to issue to Rabobank treasury shares to pay a portion of the purchase price (up to a maximum of 150 million euro). Payment of the Total Share Amount other than the amount paid in treasury shares would be made in cash.

The Transaction is expected to close as early as July 1, 2013, provided that a number of conditions set forth in the Agreement are satisfied or waived. The closing conditions include, among other things, obtaining certain foreign and domestic regulatory approvals, consents, licenses and permits. The closing of the Transaction is also subject to applicable legal and regulatory approval including the clearance required under the competition laws in the United States.

The Agreement does not contemplate any change in management of Robeco or any Fund's portfolio manager(s) or portfolio management team. After consummation of the Transaction, and assuming shareholder approval of the new advisory agreement, Robeco would continue to serve as each Fund's investment adviser.

It is expected that, following the Transaction, Robeco would remain an indirect subsidiary of Robeco Groep.

Transaction Not Expected to Adversely Affect Robeco or the Funds

It is anticipated that the Transaction and Robeco's affiliation with ORIX would not result in any change in the services provided by Robeco to the Funds. It is further anticipated that the Transaction and Robeco's affiliation with ORIX would not diminish in any way Robeco's ability to continue to provide a high level of service to the Funds going forward. In particular, the Transaction is not expected to result in any material changes in the manner in which Robeco would render advisory services to the Funds or the composition of the senior management or personnel providing services to the Funds (although the Transaction is not conditioned upon the continued employment of any Robeco personnel, and there can be no assurance that any particular Robeco employee will continue his or her employment with Robeco or its affiliates). The Agreement does not contemplate any changes in the management or operations of Robeco relating to the Funds, or in the management or operations of the other service providers to the Funds, other than changes in the ordinary course of business. Further, the Board of Directors of the Company would not change as a result of the Transaction. Robeco would remain headquartered in New York, New York following the consummation of the Transaction. Shareholders should expect the same quality of services to which they have become accustomed.

Impact of the Transaction on the Funds' Advisory Agreements and Summary of the Proposal

Shareholders of each Fund are being asked to approve a proposed new advisory agreement with Robeco. The consummation of the Transaction would constitute an "assignment" (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")) of each Fund's current advisory agreement with Robeco (each, an "existing advisory agreement"). As required by the Investment Company Act, each existing advisory agreement provides for its automatic termination in the event of an assignment. Accordingly, the existing advisory agreements will terminate upon the consummation of the Transaction, and the new advisory agreement is necessary if Robeco is to continue to manage the Funds.

Factors Considered by the Directors and their Recommendation

At a special in-person meeting of the Board of Directors of the Company held on April 15, 2013, the Directors, including all of those Directors who are not "interested persons" of the Company as defined in the Investment Company Act (the "Independent Directors"), unanimously voted to approve the new investment advisory agreement for each Fund and to recommend that the shareholders of each Fund vote FOR the approval of the new investment advisory agreement with Robeco, effective upon the consummation of the Transaction.

In reaching its decision to approve the new advisory agreement, the Directors, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of services provided to the Funds; (2) the performance of the Funds; (3) the fact that the Transaction is not expected to affect the manner in which the Funds are advised; (4) the fact that the current portfolio management teams will continue to manage the Funds; (5) the fact that the fee structures under the new advisory agreement would be identical to the fee structures under the existing advisory agreements; and (6) other factors deemed relevant.

The Directors also evaluated the new advisory agreement in light of all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions held during the meeting. The Directors reviewed these materials with management of Robeco and independent counsel to the Directors. The Independent Directors also discussed the new advisory agreement with counsel in an executive session, at which no representatives of Robeco were present. The Directors considered whether the new advisory agreement would be in the best interests of each Fund and its shareholders and the overall fairness of the new advisory agreement. Among other things, the Directors reviewed information concerning: (1) the nature, extent and quality of the services provided by Robeco; (2) the Funds' investment performance; (3) the cost of the services provided and the profits realized by Robeco and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been or will be realized as the Funds grow; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Funds' shareholders. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Funds. The Directors evaluated the nature, extent and quality of the services that Robeco would provide under the new advisory agreement, which are the same services that Robeco provides under the existing advisory agreements, on the basis of the functions that Robeco performs, and the quality and stability of the staff committed to those functions, Robeco's favorable compliance record and financial condition and its background and history in providing services to the Fund under the existing advisory agreements. The Directors also considered the fact that Robeco has not experienced any significant legal, compliance or regulatory difficulties. Based on the information provided and the Directors' prior experience with Robeco, the Directors concluded that the nature and extent of the services that Robeco will provide under the new advisory agreement, as well as the quality of those services, would be satisfactory.

In this regard, the Directors considered representations by Robeco that Robeco Groep's ownership by ORIX as contemplated by the Transaction would not lead to a reduction in the quality or scope of services provided to the Funds. The Directors took into account that there will be no changes (including changes to the fee structure) that will adversely impact Robeco's ability to provide the same quality of services as were provided in the past; the new advisory agreement is substantially similar to the existing advisory agreements; the principals of Robeco would remain the same following the change in control; Robeco would be sufficiently capitalized following the Transaction to continue its operations; there are no material litigation, or regulatory, or administrative proceedings pending against Robeco or its principal executive officers related to services that Robeco provides to the Funds alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; there are no pending regulatory inquiries by the SEC or other regulators involving Robeco related to services that Robeco provides to the Funds; there are no material compliance issues or material changes to compliance policies and procedures since the approval of the existing advisory agreement; the Funds would not bear any expenses related to the Transaction, including expenses related to the proxy statement, and any costs of indemnifying its officers, directors or agents with respect to the costs of any litigation or regulatory action arising in connection with the Transaction; and there are no planned fee increases for the Funds over the next two years.

Section 15(f) of the Investment Company Act. The Directors also considered whether the arrangements between Robeco and the Funds comply with the conditions of Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Company cannot be "interested persons" (as defined in the Investment Company Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon a Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), Robeco has represented it is not aware of any current plans to reconstitute the Board of Directors of the Company following the Transaction. Thus, at least 75% of the Directors would not be "interested persons" (as defined in the Investment Company Act) of Robeco for a period of three years after closing of the Transaction and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), Robeco has represented that the Transaction will not have an economic impact on Robeco's ability to provide services to the Fund and no fee increases are contemplated. Thus, the Directors found that the Proposed Transaction will not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Proposed Transaction. Robeco has represented that neither Robeco nor any interested person of Robeco will receive any compensation from the Funds or their shareholders, except as permitted pursuant to Section 15(f).

Costs of Services Provided and Profits Realized by Robeco. The Directors examined the fee and expense information for each Fund, including a comparison of such information to other similarly situated mutual funds as determined by Lipper Inc. ("Lipper"). The Directors also examined the total expense ratio of the Funds relative to the other mutual funds in its Lipper category.

In this regard, the Directors noted that the total expenses and advisory fees, after fee waivers, of the Robeco Boston Partners All-Cap Value Fund, the Robeco Boston Partners International Equity Fund and the Robeco Boston Partners Global Equity Fund were lower than the median fees of their respective Lipper peer groups. The Directors also noted that the contractual advisory fees of the Robeco WPG Small/Micro Cap Value Fund and the Robeco Boston Partners Small Cap Value Fund II equaled the median for their respective Lipper peer groups. In connection with the Robeco Boston Partners Long/Short Equity Fund and the Robeco Boston Partners Long/Short Research Fund, whose expense structures were higher than their respective Lipper peer groups, the Directors considered management differences between the Funds and some of the funds in their Lipper peer groups and the costs of operating two separate investment portfolios. With respect to all of the Funds, the Directors noted that Robeco had contractually agreed to waive management fees and reimburse expenses through December 31, 2013 to limit total annual operating expenses to agreed upon levels for each Fund. The Directors also noted Robeco had orally indicated that it had no current plans to discontinue the waiver arrangements.

Based on the information provided, the Directors concluded that the amount of advisory fees that the Funds currently pay, and will pay under the new advisory agreement, to Robeco are reasonable in light of the nature and quality of the services provided.

Investment Performance of the Funds. The Directors reviewed information prepared by Lipper as of February 28, 2013 concerning each Fund's investment performance, both absolutely as well as compared to other funds in the Fund's peer group. The Directors also considered Robeco's quarterly portfolio reviews explaining the Funds' performance and the investment strategies it employs for the Funds. After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, the Funds and their shareholders were likely to benefit from Robeco's continued investment management services.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the new advisory agreement, the Directors assessed the degree to which economies of scale that would be expected to be realized if a Fund's assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund's shareholders. The Directors determined that the fee schedules in the new advisory agreement are reasonable and appropriate.

Other Benefits to Robeco. In addition to the above factors, the Directors also discussed other benefits received by Robeco from its management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

The Directors also considered that, if shareholders approve the new advisory agreement, the Directors will continue to conduct a formal annual contracts review and renewal process consistent with the process it would have conducted had the existing advisory agreements continued in effect and not been replaced by the new advisory agreement. The Directors noted that they would be able to, and intended to, monitor on a regular basis the ability of Robeco and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Directors considered that, under the new advisory agreement, the Board of Directors will continue to have the authority, should the need arise in its view, to terminate the new advisory agreement without penalty upon 60 days' notice.

Based on all of the information presented to and considered by the Directors and the conclusions that it reached, the Directors approved the new advisory agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Funds and their shareholders.

Based on all of the foregoing, the Directors recommend that shareholders of each Fund vote FOR the approval of the new advisory agreement.

If the shareholders of a particular Fund do not approve the new advisory agreement with respect to that Fund and the Transaction is consummated, the Directors would consider what further action to take consistent with their fiduciary duties to that Fund. Such action would initially include operating pursuant to the interim investment advisory agreements between the Company, on behalf of each Fund, and Robeco that were approved pursuant to Rule 15a-4 under the 1940 Act by the Board of Directors of the Company at the special in-person meeting held on April 15, 2013. Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which are met in the case of the Funds' interim advisory agreements:

(i)  the compensation under the interim contract may be no greater than under the previous contract;

(ii)  the fund's board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

(iii)  the fund's board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv)  the interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser;

(v)  the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund's board; and

(vi)  the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

Each interim advisory agreement provides that, during an interim period, and until shareholder approval of a new advisory agreement, Robeco will continue to act as investment adviser to the Fund on substantially the same terms and with the identical fee structure as the existing advisory agreement with respect to that Fund. The interim advisory agreements would be effective for up to 150 days following the date of the consummation of the Transaction. Thereafter, the Directors would either negotiate a new advisory agreement with an advisory organization selected by the Directors or make other appropriate arrangements. In the event the Transaction is not consummated, Robeco would continue to serve as investment adviser of the Funds pursuant to the terms of the existing advisory agreements.

Terms of the Existing and New Advisory Agreements

A copy of the new advisory agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the new advisory agreement have been included in this summary. You should refer to Exhibit A for the new advisory agreement, and the description set forth in this proxy statement of the new advisory agreement is qualified in its entirety by reference to Exhibit A. While each Fund currently has its own separate investment advisory agreement, the new investment advisory agreement will be with respect to all of the Funds. However, the investment advisory services to be provided by Robeco to each Fund under the new advisory agreement and the fee structure with respect to each Fund are identical to the services currently provided by Robeco and the fee structure under the existing advisory agreements. The contractual rates of the advisory fee payable by each Fund to Robeco, and the actual advisory fee rates paid to Robeco by each Fund for the fiscal year ended August 31, 2012, is set forth in Exhibit B. The date on which each existing advisory agreement was most recently submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit B.

Advisory Services. Both the new advisory agreement and existing advisory agreements state that, subject to the supervision of the Board of Directors of the Company, Robeco will provide for the overall management of each Fund including

(i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds, (ii) the determination from time to time of the securities and other investments to be purchased, retained or sold for the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds. In both the new advisory agreement and existing advisory agreements, Robeco further agrees that it will render to the Company's Board of Directors such periodic and special reports regarding the performance of its duties as the Board may reasonably request and will provide to the Company (or its agents and service providers) prompt and accurate data with respect to the Funds' transactions and, where not otherwise available, the daily valuation of securities in the Funds.

Brokerage. Both the new advisory agreement and the existing advisory agreements provide that (i) Robeco, subject to its obligation to obtain best price and execution, shall have full discretion to select brokers or dealers to effect the purchase and sale of securities, (ii) in selecting brokers or dealers to execute orders for the purchase and sale of securities, Robeco is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Funds directly or indirectly, and (iii) without limiting the generality of the foregoing, Robeco is authorized to cause the Funds to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Funds or who otherwise provide brokerage and research services utilized by Robeco, provided that Robeco determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or Robeco's overall responsibilities with respect to accounts as to which Robeco exercises investment discretion.

Management Fees. Both the new advisory agreement and existing advisory agreements contain identical fee structures with respect to each Fund based on each Fund's average daily net assets.

Duration and Termination. The existing advisory agreements provide that they will continue in effect until August 16, 2013, the new advisory agreement provides that it will continue in effect until August 16, 2014, and both the new advisory agreement and the existing advisory agreements provide that they shall continue in effect for successive annual periods ending on August 16, subject to annual approval as required by the Investment Company Act. Both the new advisory agreement and the existing advisory agreements may be terminated at any time, on sixty (60) days prior written notice, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by Robeco at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

Payment of Expenses. Both the new advisory agreement and the existing advisory agreements provide that Robeco will pay all expenses incurred by it in connection with its activities under the Agreement, that the Funds shall bear all of their own expenses not specifically assumed by Robeco, and that general expenses of the Company not readily identifiable as belonging to a Fund or another investment portfolio of the Company shall be allocated among all the investment portfolios of the Company in such a manner as the Company's Board of Directors determines to be fair and equitable.

Limitation on Liability and Indemnification. Both the new advisory agreement and the existing advisory agreements provide that Robeco shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the particular agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Robeco in the performance of its duties or from reckless disregard by it of its obligations and duties under the particular agreement ("disabling conduct"). Both the new advisory agreement and the existing advisory agreements provide that the Funds will indemnify Robeco against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Robeco.

Additional Information Pertaining to Robeco

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Robeco as of May 1, 2013. Each individual's address is c/o Robeco Investment Management, Inc., 909 Third Avenue, New York, New York 10022.

Name	Principal Occupation Robeco

Mark E. Donovan	Senior Managing Director, Co-Chief Executive Officer
Joseph F. Feeney, Jr.	Senior Managing Director, Co-Chief Executive Officer
William G. Butterly, III	Senior Managing Director, Chief Operating Officer, General Counsel, Chief Compliance Officer & Secretary
Matthew J. Davis	Senior Managing Director, Treasurer & Chief Financial Officer

Name	Principal Occupation Robeco

Paul F. Healey	Senior Managing Director & Director of Sales, Marketing & Client Service
Roderick Munsters	Director
Leni M. Boeren	Director
Martin Mlynár	Director
Michiel Prinsze	Director

There were no brokerage commissions paid by the Funds to affiliated brokers of Robeco for the fiscal year ended August 31, 2012.

Required Vote

As provided under the Investment Company Act, approval of the new advisory agreement will require the vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the Investment Company Act, a "majority of the outstanding voting securities" of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Each Fund will vote separately, and all the shareholders of a Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH ROBECO.

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF EACH FUND

Outstanding Shares

Only shareholders of record at the close of business on April 26, 2013, will be entitled to notice of, and to vote at, the Meeting. On the April 26, 2013, the following shares of each class of the Funds were outstanding and entitled to vote:

Fund	Shares outstanding and entitled to vote
Robeco Boston Partners Small Cap Value Fund II
Investor Class	4,787,507.978
Institutional Class	3,957,636.139
Robeco Boston Partners All-Cap Value Fund
Investor Class	2,420,193.981
Institutional Class	21,262,153.932
Robeco Boston Partners Long/Short Equity Fund
Investor Class	10,764,534.648
Institutional Class	28,069,328.409
Robeco Boston Partners Long/Short Research Fund
Investor Class	7,274,233.777
Institutional Class	65,315,831.586
Robeco WPG Small Cap/Micro Cap Value Fund
Institutional Class	2,408,786.970
Robeco Boston Partners Global Equity Fund
Institutional Class	877,555.019
Robeco Boston Partners International Equity Fund
Institutional Class	859,169.783

PART 3

INFORMATION ON PROXY VOTING AND THE MEETING

Who is Eligible To Vote

Shareholders of record of a Fund as of the close of business on April 26, 2013 (the "record date") are entitled to vote on all of that Fund's business at the Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder's instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the Investment Company Act or state law. Under the Company's By-Laws, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Company have the right to call a meeting of shareholders to consider the removal of one or more Directors. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Company at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Meeting

Shareholders may use the proxy card provided if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Company. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposal described herein and will use their best judgment to vote on such other business as may properly come before the Meeting or any adjournment thereof. The Funds may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder's identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an "electronic" proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder's proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

Quorum. The presence in person or by proxy of the holders of one-third of the shares of a Fund entitled to vote shall constitute a quorum for the transaction of business with respect to such Fund at the Meeting. For purposes of determining the presence of a quorum, abstentions, broker "non-votes" or withheld votes will be counted as present. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Company expects the chairman of the Meeting to adjourn the Meeting (from time to time in his or her discretion) in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the Investment Company Act, approval of the proposed investment advisory agreement with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the Investment Company Act, a "majority of the outstanding voting securities" of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Directors of the Company. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, ultimately will be borne equally by Rabobank and ORIX. The Company has engaged D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Meeting and estimates D.F. King's fees to be approximately $85,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Company expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Company does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Funds do not reimburse Directors and officers of the Company, or regular employees and agents of Robeco, for any involvement in the solicitation of proxies.

The Company will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. All such expenses ultimately will be borne equally by Rabobank and ORIX.

Voting by Robeco

Robeco intends to vote shares it owns and/or has the power to vote in the same proportion (for and against) the proposals described herein as those cast by other shareholders for and against these proposals, except in the case of Funds where Robeco owns 25% or more of a Fund's outstanding shares. In the case of Funds where Robeco owns 25% or more of the Fund's outstanding shares as of the record date, Robeco intends to vote those shares in favor of the proposal as Robeco may already be deemed to control those Funds because of the size of its ownership interest.

Ownership of the Funds

As of the record date, the Directors and officers as a group owned less than 1% of the outstanding shares of each Fund or any class of the Funds. Each person that, to the knowledge of the Funds, owned beneficially or of record 5% or more of the outstanding shares of any of the Funds as of the record date is listed in Exhibit C to this proxy statement.

Procedures for Shareholder Communications with the Board

The Company's Board of Directors will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Directors or to the full Board at the Company's principal business address. Except with respect to routine operational matters as described below, the Board or an individual Director will respond to shareholder correspondence in a manner that the Board or Director deems appropriate given the subject matter of the particular correspondence.

The Company maintains copies of all correspondence addressed to individual Directors or the Board. Copies of all such correspondence are forwarded promptly to an individual Director or the Board, as applicable. The Company responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Director or the Board, and communicates such response to the Board or Director to whom the correspondence was addressed.

Other Business

While the Meeting has been called to transact any business that may properly come before it, the only matters that the Directors intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

May 21, 2013

EXHIBIT A

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

Robeco Investment Funds

AGREEMENT made as of _________, 2013, between THE RBB FUND, INC., a Maryland corporation (herein called the "Fund"), and ROBECO INVESTMENT MANAGEMENT, INC. (herein called the "Investment Adviser").

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to each series of the Fund set forth on Schedule A of this Agreement (each a "Portfolio" and collectively the "Portfolios"), and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Directors of the Fund and the shareholders of the Portfolios have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolios for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a)  Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

(b)  A prospectus and statement of additional information relating to each class of shares representing interests in the Portfolios of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "Statement of Additional Information," respectively).

The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund's Charter and By-laws, and any registration statement or service contracts related to the Portfolios, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT. Subject to the supervision of the Board of Directors of the Fund, the Investment Adviser will provide for the overall management of the Portfolios including (i) the provision of a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolios, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for the Portfolios, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolios. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Portfolios' respective investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolios' transactions and, where not otherwise available, the daily valuation of securities in the Portfolios.

SECTION 4. BROKERAGE. Subject to the Investment Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for a Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause a Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to each Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolios' securities be purchased from or sold to the Fund's principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Fund, the Investment Adviser may comply with such request prior to obtaining the Fund's written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Fund, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolios or the Fund.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for one or more of the Portfolios. The Investment Adviser shall have no obligation to acquire for a Portfolio a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. Each Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolios shall include, but are not limited to, the following (or a Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolios and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolios by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolios' shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Portfolios for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value the Portfolios' securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparing, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of a Portfolio are allocated to such class.

SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Portfolios, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which a Portfolio's assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to a Portfolio's name and all investment models used by or on behalf of the Portfolios. The Investment Adviser may use a Portfolio's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use. The Fund hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to a Portfolio, the name of such Portfolio will be changed to one that does not suggest an affiliation with the Investment Adviser.

SECTION 11. COMPENSATION.

(a)  For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolios, the Fund will pay the Investment Adviser from the assets of the Portfolios and the Investment Adviser will accept as full compensation therefore a fee, computed daily and payable monthly, at the annual rate of the Portfolios' average daily net assets as specified on Schedule B of this Agreement. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b)  The fee attributable to a Portfolio shall be satisfied only against the assets of that Portfolio and not against the assets of any other investment portfolio of the Fund. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). Each Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from a Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to a Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to a Portfolio for its undertaking; (b) a Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to a Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by a Portfolio under this Section 12 shall be satisfied only against the assets of that Portfolio and not against the assets of any other Portfolio or any other investment portfolio of the Fund.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to a Portfolio's name. The Investment Adviser shall indemnify and hold harmless the Fund and each Portfolio for any claims arising from the use of the term "Robeco" in the names of the Portfolios.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Portfolio as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to each Portfolio until August 16, 2014. Thereafter, if not terminated, this Agreement shall continue with respect to each Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to a Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting a Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of that Portfolio.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Fund:

The RBB Fund, Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809
Attention: Salvatore Faia
Fax: 302-791-4830

If to the Investment Adviser:

Robeco Investment Management, Inc.
909 Third Avenue, 31st Floor
New York, New York 10022
Attention: William Butterly
Fax: 212-812-7404

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile; (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.

By:

Salvatore Faia
President

ROBECO INVESTMENT MANAGEMENT, INC.

By:

William G. Butterly, III
Chief Operating Officer
Senior Managing Director

By:

Matthew J. Davis
Chief Financial Officer
Senior Managing Director

SCHEDULE A

TO THE

INVESTMENT ADVISORY AGREEMENT

LISTING OF FUNDS

Name of Fund

Robeco Boston Partners All-Cap Value Fund
Robeco Boston Partners Global Equity Fund
Robeco Boston Partners International Equity Fund
Robeco Boston Partners Long/Short Equity Fund
Robeco Boston Partners Long/Short Research Fund
Robeco Boston Partners Small Cap Value Fund II
Robeco WPG Small/Micro Cap Value Fund

Dated: __________________, 2013

SCHEDULE B

TO THE

INVESTMENT ADVISORY AGREEMENT

COMPENSATION PAYABLE TO INVESTMENT ADVISER

Name of Portfolio	Annual Management Fee
Robeco Boston Partners All-Cap Value Fund	0.80%
Robeco Boston Partners Global Equity Fund	0.90%
Robeco Boston Partners International Equity Fund	0.90%
Robeco Boston Partners Long/Short Equity Fund	2.25%
Robeco Boston Partners Long/Short Research Fund	1.25%
Robeco Boston Partners Small Cap Value Fund II	1.00%
Robeco WPG Small/Micro Cap Value Fund
0.90% of the Portfolio's average
daily net assets up to $300 million;
0.80% of the Portfolio's average daily
net assets of $300 million to $500
million; and
0.75% of the Portfolio's average
daily net assets in excess of $500 million

Dated: __________________, 201

EXHIBIT B

INVESTMENT ADVISORY FEES

Fund and Class	Contractual Advisory Fee (as a percentage of average daily net assets)	Advisory Fee Rate Paid to Robeco (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended August 31, 2012	Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders
Robeco Boston Partners Small Cap Value Fund II	1.00%	0.94%	October 25, 2002, acquisition of adviser by Robeco USA, Inc., a subsidiary of Robeco Groep
Robeco Boston Partners All-Cap Value Fund	0.80%	0.47%	October 25, 2002, acquisition of adviser by Robeco USA, Inc., a subsidiary of Robeco Groep
Robeco Boston Partners Long/Short Equity Fund	2.25%	2.25%	October 25, 2002, acquisition of adviser by Robeco USA, Inc., a subsidiary of Robeco Groep
Robeco Boston Partners Long/Short Research Fund	1.25%	1.22%	September 29, 2010, initial approval of sole shareholder
Robeco WPG Small Cap/Micro Cap Value Fund	0.90% of the Fund's average daily net assets up to $300 million, 0.80% of the Fund's average daily net assets of $300 million to $500 million, and 0.75% of the Fund's average daily net assets in excess of $500 million	0.90%	Approximately April 28, 2005, initial approval of sole shareholder
Robeco Boston Partners Global Equity Fund	0.90%	0%	September 26, 2011, initial approval of sole shareholder
Robeco Boston Partners International Equity Fund	0.90%	0%	September 26, 2011, initial approval of sole shareholder

B-1

EXHIBIT C

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to the Company to own beneficially or of record 5% or more of the voting securities of a class of a Fund's shares as of April 26, 2013. Any shareholder that owns 25% or more of the outstanding shares of a Fund or class may be presumed to "control" (as that term is defined in the Investment Company Act) the Fund or class. Shareholders controlling a Fund or class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Robeco Boston Partners Small Cap Value Fund II (Investor)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	2,486,221.870	51.9%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CR NEW YORK, NY 10281-1003	1,219,270.301	25.5%

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Robeco Boston Partners Small Cap Value Fund II (Institutional)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	1,826,525.0972	46.2%
	PLUMBERS AND STEAMFITTERS LOCAL NO 7 PENSION FUND ROBERT W VALENTY ADMINSTRATOR 18 AVIS DR LATHAM, NY 12110-2605	639,636.886	16.2%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CR NEW YORK, NY 10281-1003	265,457.6162	6.7%
	TAYNIK & CO C/O INVESTORS BANK & TRUST 200 CLARENDON ST FPG 090 BOSTON, MA 02116	238,902.606	6.1%
Robeco Boston Partners All-Cap Value Fund (Investor)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON 200 LIBERTY STREET NEW YORK, NY 10281	988,996.266	40.9%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	684,978.460	28.3%
	VANGUARD BROKERAGE SERVICES P. O. BOX 1170 VALLEY FORGE, PA 19482-1170	141,300.926	5.8%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	127,000.126	5.2%

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Robeco Boston Partners All-Cap Value Fund (Institutional)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR 200 LIBERTY ST NEW YORK, NY 10281-1003	6,428,737.776	30.2%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	2,566,981.304	12.1%
	SAXON & CO PO BOX 7780-1888 PHILADELPHIA, PA 19182	1,705,313.003	8.0%
	NORTHERN TRUST COMPANY FBO HENRY FORD PO BOX 92956 CHICAGO, IL 60675	1,412,221.980	6.6%
	NORTHERN TRUST COMPANY FBO HENRY FORD PO BOX 92956 CHICAGO, IL 60675	1,369,828.103	6.4%
	DINGLE & CO P O BOX 75000 DETROIT, MI 48275	1,340,878.273	6.3%
	THE ROTARY FOUNDATION OF ROTARY INTERNATIONAL 1560 SHERMAN AVE ATTN FI 100 EVANSTON, IL 60201	1,332,653.427	6.3%
	POST & CO. C/O THE BANK OF NEW YORK MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK NY 10268	1,211,862.329	5.7%

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Robeco Boston Partners Long/Short Equity Fund (Investor)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST NEW YORK, NY 10281-1003	3,748,884.431	34.8%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	2,353,755.639	21.9%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	834,595.019	7.8%
Robeco Boston Partners Long/Short Equity Fund (Institutional)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	6,570,455.441	23.4%
	MERRILL LYNCH PIERCE FENNER & SMITH MUTUAL FUND OPERATIONS 3RD FLOOR ATTN TRANSFER SUPERVISOR 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	6,207,530.550	22.1%
	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR 200 LIBERTY ST NEW YORK, NY 10281-1003	3,597,210.073	12.8%
	WENDEL & CO C/O THE BANK OF NEW YORK MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK, NY 10268	3,006,264.584	10.7%

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Robeco Boston Partners Long/Short Research Fund (Investor)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	1,548,166.865	21.3%
	UBS FINANCIAL SERVICES INC. FBO CENTRAL PACIFIC BANK, CUSTOMER HAWAII LABORERS PENSION FUND 220 S KING STREET 20TH FL HONOLULU, HI 96813-4526	1,287,876.091	17.7%
	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON 200 LIBERTY STREET NEW YORK, NY 10281	995,989.122	13.7%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	452,835.187	6.2%
	UBS FINANCIAL SERVICES INC. FBO CENTRAL PACIFIC BANK, CUSTOMER HAWAII LABORERS ANNUITY FUND 220 S KING STREET 20TH FL HONOLULU, HI 96813-4526	435,816.383	6.0%

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Robeco Boston Partners Long/Short Research Fund (Institutional)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON 200 LIBERTY STREET NEW YORK, NY 10281	17,879,692.302	27.4%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	16,526,117.515	25.3%
	MLPF&S INC FOR THE BENEFIT OF OUR CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	8,581,914.729	13.1%
	MAC & CO ATTN MUTUAL FUND OPS P O BOX 3198 WILLIAM PENN PLACE PITTSBURGH, PA 15230	4,693,907.826	7.2%
Robeco WPG Small/Micro Cap Value Fund (Institutional)	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94101-0000	169,521.672	7.0%
	INTERNATIONAL UNION OF OPERATING ENGINEERS LOCAL 132 PENSION FUND ATTN JERRY MOORE 636 4TH AVE SECOND FLOOR HUNTINGTON WV 25701	150,261.660	6.2%
Robeco Boston Partners Global Equity Fund (Institutional)	ROBECO INVESTMENT MANAGEMENT INC ATTN LYNN JIAN 909 3RD AVE 32ND FL NEW YORK, NY 10022-4731	844,606.000	96.2%
Robeco Boston Partners International Equity Fund (Institutional)	ROBECO INVESTMENT MANAGEMENT INC ATTN LYNN JIAN 909 3RD AVE 32ND FL NEW YORK, NY 10022-4731	837,785.629	97.5%

┌	[PROXY TABULATOR	Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings	┐
ADDRESS]

VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL
1. Read the Proxy Statement and have this card at hand	1. Read the Proxy Statement and have this card at hand	1. Read the Proxy Statement 2. Mark the appropriate box(es)
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follow the recorded instructions	and follow the on-screen instructions	3. Sign and date this proxy card
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ROBECO INVESTMENT FUNDS (Investment Portfolios of The RBB Fund, Inc.)	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF SHAREHOLDERS June 25, 2013

This Proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the “Company”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposals with respect to the Robeco Investment Funds (each, a “Fund,” and together, the “Funds”).  The undersigned hereby appoints Salvatore Faia, Joel Weiss, James Shaw and Jennifer Rogers, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds which the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m. (Eastern time), on June 25, 2013, at the Bellevue Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, and any adjournment(s) or postponement(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUNDS WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED May 21, 2013, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Note: Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

	Signature	Date

	Signature (Joint Owners)	Date
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WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

	FOR	AGAINST	ABSTAIN

Proposal:

To approve a new investment advisory agreement between The RBB Fund, Inc., on behalf of the Fund, and Robeco Investment Management, Inc., the Fund’s current investment adviser, (“Robeco”), as a result of a proposed transaction involving the sale of Robeco’s parent company:

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└	PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD	┘